SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 6, 2013

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 West 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD.

On November 6, 2013, the Company issued a press release announcing on November 14, 2013 at 2:00 EST Cirrus Logic CFO Thurman Case will present at the Goldman Sachs US Emerging Growth Conference in New York City.  Further, on December 4, 2013 at 9:30 AM GMT Cirrus Logic CEO Jason Rhode will present at the NASDAQ OMX 30th Investor Program in London.  The full text of the press release is being furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Items 7.01 and 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated November 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	November 6, 2013	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated November 6, 2013.